EXHIBIT 10.7

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                      UNDER
                             ESCO TECHNOLOGIES INC.
                        2004 INCENTIVE COMPENSATION PLAN


     THIS  AGREEMENT,  made this day of , 20 by and  between  ESCO  TECHNOLOGIES
INC.,  a  Missouri   corporation   (hereinafter   called  the  "Company"),   and
__________________ (hereinafter called "Optionee"),

     WITNESSETH THAT:

     WHEREAS, the Board of Directors of the Company ("Board of Directors") has adopted the ESCO Technologies Inc. 2004 Incentive Compensation Plan (the "Plan") pursuant to which options may be granted to key officers, managers and professional employees of the Company and its subsidiaries; and

     WHEREAS, Optionee is now a key officer, manager or professional employee of the Company or a subsidiary of the Company; and

     WHEREAS, the Company desires to grant to Optionee the option to purchase certain shares of its stock under the terms of the Plan;

     NOW, THEREFORE, in consideration of the premises, and of the mutual agreements hereinafter set forth, it is covenanted and agreed as follows:

     1. Grant Subject to Plan. This option is granted under and is expressly subject to, all the terms and provisions of the Plan, which terms are incorporated herein by reference. The Committee referred to in Section 5 of the Plan ("Committee") has been appointed by the Board of Directors, and designated by it, as the Committee to make grants of options.

     2. Grant and Terms of Option. Pursuant to action of the Committee, which action was taken on _______________ ("Date of Grant"), the Company grants to Optionee the option to purchase all or any part of _________________________ shares of the Common Stock of the Company, of the par value of $0.01 per share ("Common Stock"), for a period of five (5) years from the Date of Grant, at the purchase price of $__________ per share; provided, however, that the right to exercise such option shall be, and is hereby, restricted so that no shares may be purchased during the first year of the term hereof. During the term of this option, Optionee may purchase shares to which this option relates in accordance with the Option Vesting Schedule (Schedule A) attached hereto. In no event may this option or any part thereof be exercised after the expiration of five (5) years from the Date of Grant. Without further action or approval by the Committee, the purchase price of the shares subject to the option may be paid for (i) in cash, (ii) by tender of shares of Common Stock already owned by Optionee, or (iii) by a combination of methods of payment specified in clauses
(i) and (ii), but only if Optionee has owned any shares to be tendered for at least six (6) months, all in accordance with Section 7(b) of the Plan.

     3. Anti-Dilution Provisions. In the event that, during the term of this Agreement, there is any change in the number of shares of outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the number of shares covered by this option agreement and the price thereof shall be adjusted, to the same proportionate number of shares and price as in this original agreement.

     4. Investment Purpose. Optionee represents that, in the event of the exercise by Optionee of the option hereby granted, or any part thereof, Optionee intends to purchase the shares acquired on such exercise for investment and not with a view to resale or other distribution; except that the Committee, at its election, may waive or release this condition in the event the shares acquired on exercise of the option are registered under the Securities Act of 1933, or upon the happening of any other contingency which the Committee shall determine warrants the waiver or release of this condition. Optionee agrees that the certificates evidencing the shares acquired by him on exercise of all or any part of this option, may bear a restrictive legend, if appropriate, indicating that the shares have not been registered under said Act and are subject to restrictions on the transfer thereof, which legend may be in the following form (or such other form as the Company shall determine to be proper), to-wit:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, but have been issued or transferred to the registered owner pursuant to the exemption afforded by Section 4(2) of said Act. No transfer or assignment of these shares by the registered owner shall be valid or effective, and the issuer of these shares shall not be required to give any effect to any transfer or attempted transfer of these shares, including without limitation, a transfer by operation of law, unless (a) the issuer shall have received an opinion of its counsel that the shares may be transferred without requirement of registration under said Act, or (b) there shall have been delivered to the issuer a 'no-action' letter from the staff of the Securities and Exchange Commission, or (c) the shares are registered under said Act."

     5. Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect. The option may be exercised during Optionee's lifetime only by him.

     6. Termination of Employment. In the event of the termination of employment of Optionee other than by death, the option granted may be exercised at the times and to the extent provided in Section 7(f) of the Plan.

     7. Death of Optionee. In the event of the death of Optionee, the option granted may be exercised at the times and to the extent provided in Section 7(g) of the Plan.

     8. Shares Issued on Exercise of Option. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares, or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares on any exercise hereof.

     9. Committee Administration. This option has been granted pursuant to a determination made by the Committee, and such Committee or any successor or substitute committee authorized by the Board of Directors or the Board of Directors itself, subject to the express terms of this option, shall have plenary authority to interpret any provision of this option and to make any determinations necessary or advisable for the administration of this option and the exercise of the rights herein granted, and may waive or amend any provisions hereof in any manner not adversely affecting the rights granted to Optionee by the express terms hereof.

     10. Option Not an Incentive Stock Option. This option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

     11. Choice of Law. This Agreement shall be construed and administered in accordance with the laws of the State of Missouri without regard to the principles of conflicts of law which might otherwise apply. Any litigation concerning any aspect of this Agreement shall be conducted exclusively in the State or Federal courts in the State of Missouri. Both Company and Optionee expressly waive any right or claim either may have to litigate in any other state or nation and/or under the law(s) of any other state or nation relating to this Agreement.

     12. Additional Provisions. This option shall be subject to any additional provisions set forth in the following Exhibits (if any) attached hereto:
Non-Compete and Change of Control. If no Exhibits are attached, the foregoing constitutes the entire Agreement.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its Vice President pursuant to due authorization, and Optionee has signed this Agreement to evidence Optionee's acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

                                              ESCO TECHNOLOGIES INC.

                                              By _______________________
                                                       Vice President



                                                 _______________________
                                                     Optionee